Exhibit 99.2
                                                                    ------------

NORTEL                                                         December 28, 2005

2221 Lakeside Blvd.
Mail Stop: 99116A20
Richardson, TX  75082-4399
TEL   972-684-3591
FAX   972-684-3772
stoddar@nortel.com


WWW.NORTEL.COM

ALAN G. STODDARD
Vice President,
Carrier & Multimedia
Networks



Volt Delta Resources, LLC,
Volt Information Sciences, Inc.,
Volt Delta Resources Holdings, Inc.,
and Nuco I, Ltd.
560 Lexington Avenue
New York, NY  10022

         RE: Letter of Agreement Approving the Company's Purchase of the Nortel Membership Interest in the Company (hereinafter "LOA")

Ladies and Gentlemen:

Reference is hereby made to the Members' Agreement, dated as of August 2, 2004 (the "Members' Agreement"), by and among Volt Delta Resources, LLC, a Nevada limited liability company (the "Company"), Nortel Networks Inc., a Delaware corporation ("Nortel Networks"), Volt Delta Resources Holdings, Inc., a Nevada corporation ("Holdings"), Nuco I, Ltd., a Nevada corporation ("Nuco"), and Volt Information Sciences, Inc., a New York corporation ("VIS" and together with the Company, Holdings, Nuco, and Nortel Networks, the "Members"). Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Members' Agreement.

As provided for in the Members' Agreement, Nortel Networks beneficially owns in the aggregate Membership Interests representing twenty-four percent (24%) of the issued and outstanding Membership Interests of the Company (the "Nortel Networks Membership Interest") and VIS beneficially owns in the aggregate Membership Interests representing seventy-six percent (76%) of the issued and outstanding Membership Interests of the Company and Holdings is the record holder of such Membership Interests beneficially owned by VIS.

Article VI of the Members Agreement provides that a) at any time following (i) the second (2nd) anniversary of the Closing Date or (ii) upon the occurrence of a Termination Event (A) Nortel Networks shall have an option to require the Company to purchase from Nortel Networks all of Nortel Networks' Membership Interests and (B) the Company shall have an option to purchase all of Nortel Networks' Membership Interests. Notwithstanding the foregoing, the Members have agreed, on the terms and conditions set out below, that the Company shall purchase from Nortel Networks the Nortel Networks Membership Interest in the Company prior to the second (2nd) anniversary of the Closing Date or the occurrence of a Termination Event.


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Therefore,  this LOA is binding  upon the Members  and  confirms  the  following agreements and understandings of the Members, on behalf of themselves and their respective affiliates and subsidiaries with respect to the Members' Agreement:

1.   Acceleration and Exercise of Put Option.

     a. Purchase and Sale of Nortel Networks Membership Interests. Notwithstanding Article IV and VI of the Members' Agreement, and in lieu of the terms and conditions described in Sections 6.3 and 6.4 of the Members Agreement on the terms and subject to the conditions set forth in this LOA, on the New Closing Date (as defined below), Nortel Networks hereby sells to the Company (hereinafter the "Buyer"), and Buyer hereby purchases from Nortel Networks, all of the Nortel Networks Membership Interests including the Dividend Obligation
          (defined below) for an aggregate purchase price equal to $US 61,750,000 (hereinafter the "Purchase Price").

     b. Payment of Purchase Price Subject to Section 1(c) below, Buyer shall pay Nortel Networks the Purchase Price in immediately available funds by wire transfer to an account designated by Nortel Networks (hereinafter the "Nortel Account" and as defined below) as follows:

          i. US $25,000,000 shall be paid on December 28, 2005 (hereinafter the "New Closing Date"), concurrent with the execution of this LOA (hereinafter the "Initial Payment") by the Buyer to Nortel Networks; and

          ii. US $36,750,000 shall be paid on February 15, 2006 (hereinafter the "Final Payment") by the Buyer to Nortel Networks subject to the timely satisfaction by Nortel Networks of its obligations in
               Section 1(c)(iii).

     c. Settlement of Purchase and Sale of the Nortel Networks Membership Interests.

          i. The closing of the sale and purchase of the Nortel Networks Membership Interest shall take place on December 28, 2005 (the "New Closing Date"), subject to the satisfaction of the obligations set forth in Section 1(b)(i) and 1(c)(ii) and the execution of this LOA, execution of and any payment of any monies due under the Commercial Agreement by and between Buyer and Nortel Networks dated as of the even date hereof ("Commercial Agreement"), and execution of the Note (as defined below) dated as of even date hereof.

          ii. On the New Closing Date: (1) Buyer (or its designee) shall deliver to Nortel Networks the Initial Payment in accordance with
               Section 1(b)(i) above and an executed US $36,750,000 promissory note (the "Note"); and (2) the Members shall execute and deliver, and take such other action as shall be reasonably necessary to consummate the purchase and sale of the Nortel Networks Membership Interests, so that from the date hereof Nortel Networks shall no longer own any Membership Interests in the Company, although Nortel Networks shall have a security interest therein as set forth in the Note; and

          iii. No later than ten (10) business days from the date hereof Nortel Networks shall either (A) deliver to Buyer (or its designee) certificates (together with duly executed instruments of transfer in favor of Buyer) representing all of the Nortel Networks Membership Interests or (B), in accordance with Section 8.2 of the Operating Agreement, deliver an affidavit to the Board of Managers of the Company alleging that the certificates representing the Nortel Networks Membership Interests (the "Certificates") have been lost and, if required by the Board of Managers, give the Company an indemnity against any third party claims against the Company with respect to the Certificates.

     d. Accumulated Distribution; Purchase Price Allocation. It is understood and agreed that on the New Closing Date, the Nortel Networks
          Membership Interests shall be purchased and sold hereunder together with all related rights to Excess Cash under Section 5.7 of the Members' Agreement for all periods (the "Dividend Obligation"), and that, as of the New Closing Date, Nortel Networks shall no longer have any Claim (as defined below) of any kind with respect to such Dividend Obligation or with respect to the Exit Payment, Excess Cash, the purchase price and all dividends, distributions or excess cash under the Members Agreement except for the Final Payment, the Relationship Agreement Payment, and as provided in the Note. Buyer and Nortel Networks agree that the Purchase Price shall be allocated between the purchase of the Nortel Networks Membership Interests and the payment of such Dividend Obligation as set forth on Schedule A (hereinafter the "Allocation"). Buyer and Nortel Networks agree that (i) they shall file all tax returns and forms consistent with such Allocation, (ii) in the event that the United States Internal Revenue Service or any other taxing authority disputes the Allocation, Nortel Networks or Buyer, as the case may be, shall promptly notify the other party of the nature of such dispute, and shall cooperate in good faith in order to preserve the effectiveness of the Allocation, and (iii) for all tax

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          purposes,  Buyer and Nortel  Networks  shall  report the  transactions contemplated by this letter agreement in a manner consistent with the terms of this letter agreement and the Allocation.

     e. Waiver. Each Member hereby consents to the transfer of the Nortel Networks Membership Interests in accordance with this Section 1, and waives any tag-along or other similar or dissimilar rights such Member might have under the Members' Agreement in connection with the transfer of the Nortel Networks Membership Interest to the Company.

     f. Buyer Obligations. In accordance with Section 4.3 of the Members' Agreement and effective as of the New Closing Date, Buyer hereby unconditionally agrees to be bound by, and to comply fully with the provisions of, the Members' Agreement applicable to the Nortel Networks Membership Interests.

     g. Release. Effective as of the New Closing Date, but subject to Final Payment, except as expressly provided for in this LOA each Member hereby knowingly and voluntarily releases and forever discharges the other Members and their affiliates, and their respective stockholders, officers, directors, employees, agents, successors and assigns (hereinafter the "Releasees") from any and all contracts, agreements, claims, demands, proceedings, liabilities, allegations, causes of action, orders, obligations, debts, damages, costs, attorneys' fees and expenses whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, both at law and in equity (collectively, "Claims"), which such Member or any of its affiliates has, has ever had or may hereafter have against the respective Releasees arising prior to the New Closing Date, or on account of or arising out of any matter, cause or event occurring prior to the New Closing Date, but in each case only in connection with the Nortel Networks Membership Interests, the interests of Nortel Networks in the Company, the Membership Interests, the establishment of the Company, the Members' Agreement or the Operating Agreement. Effective as of the New Closing Date, each Member, hereby irrevocably covenants to refrain from, directly or indirectly, asserting any Claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any other Member, based upon any matter purported to be released hereby.

     h. The Company may purchase and may use any of its Excess Cash, cash on hand or other assets to make the payments provided for herein and to acquire the shares of varetis solutions GmbH.

     i. Until the Final Payment, the Nortel Networks Manager shall remain on the Board and Article 2 of the Members Agreement, including but not limited to Nortel Networks rights under Section 2.2 of the Members Agreement entitled, "Company Matters Requiring Super-Majority Approval," shall continue to be in full force and effect.

     j. Upon the Final Payment and notwithstanding Section 6.1(b) of the Members' Agreement, the Members Agreement shall terminate in accordance with Section 6.2(a), except that (i) Sections 5.4, 5.11, 5.12, and Article VII shall survive termination in accordance with the terms hereof and thereof; and (ii) any covenant, agreement, undertaking, Liability or obligation in Sections 2.4(g) and (h) shall survive in full force and effect until the expiration of any applicable statutory limitation period (giving effect to any waiver, mitigation or extension thereof).

2. Relationship Agreement Payment. Pursuant to Section 5.11 of the Members' Agreement, VIS hereby agrees to pay Nortel Networks $2,000,000 (the "Relationship Payment") on February 2, 2006 in immediately available funds, by wire transfer to the Nortel Account.

3. Resolution of Commercial Disputes. In addition to that set forth in the Commercial Agreement, Buyer and Nortel Networks hereby agree to enter into good faith negotiations to resolve any outstanding commercial disputes between the parties prior to and after the New Closing Date, and to execute releases, as necessary, to evidence the resolution of such disputes.

4.   "Nortel Account" means the account listed in Schedule "A" hereto.

5. Representations and Warranties. Nortel Networks represents and warrants that the Nortel Networks Membership Interest has not been sold, assigned, pledged, hypothecated, mortgaged; nor is the Nortel Membership Interest subject to any liens, claims, hypothecation or any other claim by any third party; and Nortel Networks holds full and clear title to the Nortel Networks Membership Interest; and Nortel Networks will defend the Nortel Membership Interest against all claims and demands of all persons claiming the same or any interest therein on or prior to the date hereof.

6.   Company Covenants.

     a. As of the New Closing Date, Buyer shall and will be the owner of the Nortel Networks Membership Interest free from any adverse claim, security interest, encumbrance, lien, charge, or other right, title or interest of any person other than, the security interest of Nortel Networks set forth in the Note ("Liens") and covenants that at all times prior to the payment of the Final Payment the Nortel Networks Membership Interests will be and remain free of


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          all Liens;  and Buyer  will  defend  the  Nortel  Networks  Membership
          Interests against all claims and demands of all persons at any time claiming the same or any interest therein, from and after the date hereof.

     b. Until the payment of the Final Payment: (i) Buyer will not enter into or execute any security agreement or any financing statement covering the Nortel Networks Membership Interests, other than those security agreements and financing statements in favor of Nortel Networks, if any, and further (ii) there will not be on file in any public office any financing statement or statements (or any documents or papers filed as such) covering the Nortel Networks Membership Interests other than financing statements in favor of Nortel Networks, if any, unless in any case the prior written consent of Nortel Networks shall have been obtained.

7. Nortel Networks Indemnification. After the New Closing Date, Nortel Networks shall indemnify and hold harmless the Company, its affiliates and their respective directors, officers, employees, consultants, shareholders, agents and representatives, and all successors and assigns of the foregoing (collectively, the "Company Indemnified Parties") from and against, and agrees to promptly defend any Company Indemnified Party from and reimburse any Company Indemnified Party for, any and all losses which such Company Indemnified Party may at any time suffer or incur, or become subject to, as a result of the breach of any covenants, representations or warranties made by Nortel Networks in or pursuant to this LOA, and/or the breach of this LOA.

8. The Company Indemnification. After the New Closing Date, the Company shall indemnify and hold harmless Nortel Networks, its affiliates and their respective directors, officers, employees, consultants, shareholders, agents and representatives, and all successors and assigns of the foregoing (collectively, the "Nortel Indemnified Parties") from and against, and agrees to promptly defend any Nortel Indemnified Party from and reimburse any Nortel Networks Indemnified Party for, any and all losses which such Nortel Indemnified Party may at any time suffer or incur, or become subject to, as a result of the breach of any covenants, representations or warranties made by the Company in or pursuant to this LOA, and/or the breach of this LOA.

9. Attorneys' Fees. In any action, or proceeding brought to enforce any or all rights under this LOA or related to this LOA, the prevailing party shall be entitled to, in addition to any and all remedies at law and equity, its reasonable attorney's fees and costs.

10.  Miscellaneous.

     (a) This LOA and, to the extent applicable, the Members' Agreement and the Operating Agreement, constitute the entire agreement between the Members with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the Members with respect to the subject matter hereof. Except as otherwise expressly provided herein, this LOA shall not amend, modify, alter or waive any rights or obligations of any Member or any other person under any other previously executed document, contract or agreement, including the Members' Agreement and the Operating Agreement.

     (b) This LOA shall not be assigned by a Member by operation of law or otherwise without the prior written consent of each other Member. Notwithstanding the foregoing, a Member may assign its rights under this LOA to any of its affiliates without the consent of each other Member, but such assignment shall not relieve such Member from its obligations hereunder.

     (c) This LOA may not be amended, changed, supplemented or otherwise modified except by an instrument in writing signed on behalf of each other Member.

     (d) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given in accordance with
          Section 7.2 of the Members' Agreement.

     (e) Whenever possible, each provision or portion of any provision of this LOA will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this LOA is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this LOA will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

     (f) All rights, powers and remedies provided under this LOA or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any Member shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Member.

     (g) The failure of any Member to exercise any rights, power or remedy provided under this LOA or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other Member hereto with its


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          obligations  hereunder,  and any custom or  practice of the Members at variance with the terms hereof, shall not constitute a waiver by such Member of its right to exercise any such or other right, power or remedy or to demand such compliance.

     (h) Except as otherwise provided in this LOA, this LOA shall be binding upon and inure solely to the benefit of each Member, and nothing in this LOA, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this LOA.

     (i) THIS LOA SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUSIVE OF ITS RULES REGARDING CONFLICTS OF LAWS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE MEMBERS HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     (j) The parties hereto consent to submit to the personal jurisdiction of any state or federal court located in the City and County of New York, State of New York with respect to any claim arising from this LOA and agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court. The Members irrevocably and unconditionally waive any objection to the laying of venue of any such action in any such state or federal court, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient forum.

     (k) The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this LOA.

     (l) This LOA may be executed in counterparts, which together shall constitute one instrument. Facsimiles of duly executed signature pages are acceptable and shall be deemed to be originals.

     Please confirm that the above correctly reflects our understandings and agreements with respect to the foregoing matters by signing the enclosed copy of this LOA and returning it to us.

                                        Very truly yours,

                                        NORTEL NETWORKS INC.

                                        By /s/ Alan Stoddard
                                          --------------------------------------
                                          Name: Alan Stoddard
                                          Title: Vice President, Carrier and
                                                 Multimedia Networks

Accepted and Agreed:
--------------------

VOLT INFORMATION SCIENCES, INC.

By:  /s/ Ronald Kochman
     ----------------------------------
     Name: Ronald Kochman
     Title: Vice President

NUCO I, LTD.

By:  /s/ Jack Egan
     ----------------------------------
     Name:Jack Egan
     Title: Vice President

VOLT DELTA RESOURCES HOLDINGS, INC.

By:  /s/ Jack Egan
     ----------------------------------
     Name: Jack Egan
     Title: Vice President

VOLT DELTA RESOURCES, LLC

By:  /s/ Ronald Kochman
     ----------------------------------
     Name: Ronald Kochman
     Title: Vice President


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